UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2013

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 9, 2013, Rentech Nitrogen Partners, L.P. (the “Partnership”) announced that it has priced $320 million aggregate principal amount of 6.5% second lien senior secured notes due 2021 (the “Notes”) through a private placement that is exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes are being offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any security, nor will there be any offer, solicitation or sale of the Notes or any other security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release related to the pricing of the Notes offering is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

In this report, all statements that are not purely historical facts are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on the Partnership. Actual results could vary materially depending on risks and uncertainties that may affect the Partnership and its business. For a discussion of such risks and uncertainties, please refer to the Partnership’s filings with the Securities and Exchange Commission. The Partnership assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Press Release issued by Rentech Nitrogen Partners, L.P. dated April 9, 2013 announcing the pricing of the Notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P.,
a Delaware limited Partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: April 9, 2013	By:	/s/ Dan J. Cohrs
Dan J. Cohrs
Chief Financial Officer